                                                                    EXHIBIT 99.1


                  SUBORDINATED LOAN AND REIMBURSEMENT AGREEMENT

         THIS SUBORDINATED LOAN AND REIMBURSEMENT AGREEMENT ("Agreement") is made this 8th day of September, 2003, by and between ResortQuest International, Inc., a Delaware corporation ("Borrower") and GAYLORD ENTERTAINMENT COMPANY ("Lender").


                               W I T N E S S E T H:
                               -------------------


         WHEREAS, Borrower, Lender and GET Merger Sub, Inc., a wholly-owned subsidiary of Lender, have entered into that certain Agreement and Plan of Merger dated as of August 4, 2003 (the "Merger Agreement"), pursuant to which GET Merger Sub, Inc. will merge with and into Borrower (the "Merger");

         WHEREAS, pursuant to Section 5.19 of the Merger Agreement, Borrower desires to obtain a non-revolving line of credit in the maximum principal amount of TEN MILLION DOLLARS ($10,000,000) (the "Loan") on the terms hereinafter set forth;

         WHEREAS, at Borrower's request, Lender made application with Bank of America, N.A. ("B of A") pursuant to which B of A issued a letter of credit in the face amount of $5,000,000, for the account of Borrower, in favor of Paymentech, L.P. (the "Letter of Credit");

         WHEREAS, in order to induce Lender to make the Loan to Borrower and make application for the Letter of Credit, Borrower has made certain representations to Lender; and

         WHEREAS, in reliance upon the representations of Borrower to Lender, Lender has agreed to make the Loan and make application for the Letter of Credit upon the terms and conditions set forth herein;

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         1. The Loan.

                  (a) Note. The Loan shall be evidenced by a Subordinated Master Promissory Note of even date herewith in the maximum principal amount of $15,000,000.00 (which also shall evidence Borrower's obligations in respect of the Letter of Credit, as set forth in Section 3 of this Agreement), made and executed by Borrower and payable to Lender, substantially in the form of Exhibit 1(a) attached hereto (said Subordinated Master Promissory Note, as well as any and all modifications, extensions and renewals thereof are hereinafter collectively referred to as the "Note"; this Agreement and the Note are hereinafter collectively referred to as the "Loan Documents").

                  (b) Purpose. The proceeds of the Loan shall be used to provide working capital to Borrower and to pay certain fees and expenses incurred in connection with the transactions which are the subject of the Loan Documents. The proceeds of the Loan shall not be used for any other purpose including, without limitation, the repayment of indebtedness of Borrower under the Company Credit Agreement (as defined in the Merger Agreement), the Company Note Purchase and Guarantee Agreement (as defined in the Merger Agreement), or any other indebtedness of Borrower.

                  (c) Maturity Date. Subject to Section 7 of this Agreement, the Loan, together with all accrued interest thereon and expenses incurred by Lender in connection therewith shall be due and payable in full on the earliest to occur of (i) August 4, 2005, (ii) the Effective Time (as defined in the Merger Agreement), and (iii) termination of the Merger Agreement (the "Maturity Date").

                  (d) Termination Fee. In the event the Merger Agreement is terminated pursuant to Section 7.1(d) or 7.1(e) thereof, subject to
         Section 7 of this Agreement, Borrower shall pay to Lender, in addition to any other amount owing under the Merger Agreement or under the Loan Documents, a termination fee in an amount equal to the amount of interest that would have accrued under the Note from the date of advance through August 5, 2005 (regardless of whether amounts outstanding thereunder are repaid prior to such date).

         2. Advances. So long as no Event of Default exists hereunder, nor any event which with the giving of notice, passage of time or both would constitute an Event of Default hereunder, Lender shall make advances under the Loan to Borrower up to an aggregate principal amount of $10,000,000 at Borrower's request pursuant to a Notice of Borrowing (as defined below) in integral multiples of $100,000. Principal amounts advanced under the Loan and subsequently repaid may not be reborrowed.

                  (a) Notices of Borrowings. Whenever Borrower desires to borrow under the Loan, it shall deliver to Lender a Notice of Borrowing in the form attached hereto as Exhibit 2(a)(i) (a "Notice of Borrowing") no later than 11:00 a.m. (Central time) at least five (5) business days in advance of the proposed date on which the funding of a borrowing made under this Agreement occurs. The Notice of Borrowing shall specify (i) the proposed funding date (which shall be a business day), and (ii) the amount of the proposed borrowing.

                  (b) Disbursement of Funds. Lender shall make the proceeds requested in each Notice of Borrowing available to Borrower on the funding date specified therein by causing the amount of the requested advance in immediately available (same day) funds to be credited to the account of Borrower at such office as Borrower may indicate in the Borrowing Notice.

                  (c) Effect of Request for Advance. Each request by Borrower for an advance of proceeds of the Loan shall constitute an affirmation by Borrower that the representations and warranties in Section 4 of this Agreement remain true and correct on


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

         and as of the date of such request.

         3. The Letter of Credit. Subject to Section 7 of this Agreement, Borrower shall pay to Lender the full amount of (a) any and all fees, interest or other charges incurred by Lender in connection with the Letter of Credit and
(b) any and all draws made under the Letter of Credit. The obligations of Borrower to pay Lender for such amounts shall be evidenced by the Note, and such amounts shall be deemed to be advances under the Note immediately upon incurrence of any such fees, interest or other charges or such draws under the Letter of Credit.

         4. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

                  (a) Authority; Enforceability; No Conflict. Borrower has the requisite corporate power and authority to execute and deliver this Agreement and the other Loan Documents, and to issue the Note and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of the Note by Borrower and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Borrower. The Loan Documents have each been, duly and validly executed and delivered by Borrower and, assuming in the case of this Loan Agreement due and valid authorization, execution and delivery thereof by Lender, each constitutes a valid and legally binding obligation of Borrower, enforceable against Borrower in accordance with its terms. The execution and delivery of the Loan Documents does not, and the consummation by Borrower of the transactions contemplated hereby and thereby will not, conflict with or result in a breach of any provisions of Borrower's charter, bylaws and Borrower's other organizational and governance documents. The execution and delivery of the Loan Documents do not, and the consummation by Borrower of the transactions contemplated hereby and thereby will not violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien upon any of the properties of Borrower under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of
         (a) any note, bond, mortgage, indenture or deed of trust or (b) any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which Borrower is a party, or by which Borrower or any of its properties is bound. The execution and delivery of the Loan Documents do not, and the consummation by Borrower of the transactions contemplated hereby and thereby will not require any consent, approval or authorization of, or declaration, filing (except as may be required to satisfy disclosure requirements of The U.S. Securities and Exchange Commission or the rules and regulations of any stock exchange or quotation system on which Borrower's securities are listed) or registration with, any governmental or regulatory authority.

                  (b) Representations and Warranties in Lender Agreements. Borrower represents and warrants that the representations and warranties of Borrower contained


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

         herein, in the other Loan Documents, the Merger Agreement and all other documents related to the Merger (collectively, the "Merger Documents") are true and correct.

         5. Covenants and Agreements. Borrower covenants and agrees during the term of this Agreement as follows:

                  (a) Compliance with Merger Agreement Covenants and Conditions. Borrower shall comply in all respects with Sections 4.1 and 4.2 of the Merger Agreement.

                  (b) Payment of Obligations. Borrower shall pay the indebtedness evidenced by the Note according to the tenor thereof, and shall timely pay or perform, as the case may be, all of its other obligations to Lender.

                  (c) Taxes. Borrower shall file all required federal, state and local tax returns and pay all taxes as shown on such returns as they become due, and shall pay all other taxes, fees or other charges imposed on it prior to delinquency.

                  (d) Corporate Existence. Borrower shall maintain its corporate existence in good standing in the state of its incorporation and its qualification in good standing as a foreign corporation in any jurisdiction in which such qualification is necessary pursuant to applicable law, except where the failure to be so qualified would not reasonably be expected to have a Company Material Adverse Effect (as such term is defined in the Merger Agreement).

                  (e) Notice of Default. Borrower shall give written notice to Lender of the occurrence of any Event of Default under this Agreement or any default under any other Loan Documents or any Merger Documents promptly upon the occurrence thereof.

                  (f) Notice of Litigation. Borrower shall give notice in writing to Lender of any action, suit or proceeding commenced after the date of this Agreement wherein the amount in issue is in excess of $5,000,000 instituted by any persons whomsoever against Borrower or any dispute between Borrower on the one hand and any governmental regulatory body on the other hand in which dispute might interfere with the normal operations of Borrower.

         6. Default and Remedies.

                  (a) Events of Default. The occurrence of any of the following shall constitute an Event of Default hereunder:

                           (i) Default in the payment of principal or interest
                  on the indebtedness evidenced by the Note, or default in the payment of any cost or fee due under any Loan Document, within three (3) business days after the date such payment is due;

                           (ii) Any misrepresentation by Borrower as to any
                  matter hereunder or under any of the other Loan Documents or delivery of any statement, notice or writing to Lender that is untrue in any material respect;

                           (iii) Failure of Borrower to perform any material
                  covenant, condition or agreement under the Loan Documents or the Merger Documents, which failure is not cured within ten
                  (10) days after the earlier of notice from Lender or discovery or knowledge thereof by Borrower;

                           (iv) There shall occur any acceleration of the
                  maturity of the obligations of Borrower under the Company Credit Agreement or the Company Note Purchase and Guarantee Agreement or such obligations shall not be paid at their stated maturity;

                           (v) Any event of default shall occur under any of the
                  Loan Documents or the Merger Documents;

                           (vi) Borrower shall (1) generally not pay or shall be
                  unable to pay its debts as such debts become due; or (2) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (3) shall commence any proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (4) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made which shall remain undismissed or unstayed for a period of more than forty-five
                  (45) days; or (5) shall indicate by any act or omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (6) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of forty-five (45) days or more; or

                           (vii) Borrower shall be liquidated, dissolved,
                  partitioned or terminated or the charter or certificate of authority shall expire or be revoked.

                  (b) Remedies. Subject to Section 7 of this Agreement, upon the occurrence of an Event of Default described in Subsection 6(vi) hereof, the indebtedness evidenced by the Note shall be immediately due and payable in full; and subject to Section 7 of this Agreement, upon the occurrence of any other Event of Default described above, Lender at any time thereafter may, at its option, accelerate the maturity of the indebtedness evidenced by the Note, all without notice of any kind. Upon the occurrence of such Event of Default and the acceleration of the maturity of the indebtedness evidenced by the Note, subject to
         Section 7 of this Agreement, Lender shall have all rights and remedies that Lender may now or hereafter possess at law, in equity or by statute.


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

                  (c) Borrower and Lender agree that an Event of Default hereunder shall constitute an Event of Default under the Senior Indebtedness and that if the Subordinated Indebtedness has matured or is due and payable it shall likewise constitute an Event of Default under the Senior Indebtedness and, in either case, the holders of the Senior Indebtedness shall have the right to exercise all rights or remedies under the Company Credit Agreement (and related documents) and the Company Note Purchase and Guarantee Agreement (and related documents) in the same manner as in the case of any other Event of Default thereunder.

         7. Subordination. Notwithstanding anything contained herein to the contrary, the obligations and indebtedness of Borrower to Lender in respect of the Loan and the Letter of Credit or otherwise arising under or in connection with the Loan Documents (collectively, the "Subordinated Indebtedness") shall be subordinate in right of payment to the obligations and indebtedness of Borrower in respect of the Company Credit Agreement and the Company Note Purchase and Guarantee Agreement as each may be amended, modified, restated or supplemented after the date hereof, or otherwise arising under or in connection with any documents executed in connection therewith (collectively, the "Senior Indebtedness") to the following extent:

                  (a) Payments. Borrower shall make no payments in respect of the Subordinated Indebtedness, and Lender shall receive no payments with respect to the Subordinated Indebtedness, until such time as the Senior Indebtedness shall have been indefeasibly paid in full, in cash. Lender shall not take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, any payment of all or any part of the Subordinated Indebtedness.

                  (b) Bankruptcy, Etc. In the event of any payment or distribution of property or securities to creditors of the Borrower in a liquidation or dissolution thereof or in a bankruptcy, insolvency, reorganization, receivership or similar case or proceeding involving the Borrower or any property thereof, or pursuant to any assignment for the benefit of creditors of the Borrower or any marshaling of any assets thereof (a "Proceeding"):

                           (i) the holders of the Senior Indebtedness shall be
                  entitled to receive full payment thereof (including any interest accruing after the commencement of any such case or proceeding at the interest rate applicable thereto pursuant to the terms of the Senior Indebtedness, regardless of whether a claim for such interest would be allowed in such case or proceeding) in cash before Lender shall be entitled to receive any payment in respect of such Subordinated Indebtedness; and

                           (ii) until all of the Senior Indebtedness has been
                  paid in full in cash, any payment or distribution to which holders of Subordinated Indebtedness would be entitled shall be made to the holders of the Senior Indebtedness, and the holders of the Senior Indebtedness shall have the right to collect, receive and retain same.


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

                  (c) Standstill. Lender may not take any action (including but not limited to accelerating the Subordinated Indebtedness and/or instituting a civil action to collect the Subordinated Indebtedness and/or invoking or causing any other person to invoke a Proceeding by or against Borrower) until after the termination of a standstill period commencing on the date on which Lender gives written notice to the holders of the Senior Indebtedness that an Event of Default has occurred and ending upon the first to occur of:

                           (A) the day that is two hundred and seventy (270)
                  days after the date of such written notice,

                           (B) the institution of any case or proceeding
                  described in Subparagraph 7(b) by or against the Borrower, in which case, the Lender shall be subject to the terms of
                  Section 8 below, or

                           (C) full and final payment in cash of the Senior
                  Indebtedness;

         provided, however, such standstill period shall not terminate and Lender shall take no action referred to in this Section 7(c) if any of the holders of the Senior Indebtedness are then pursuing their rights and remedies against Borrower or any of its subsidiaries or otherwise taking any enforcement action in respect of the Senior Indebtedness or any portion thereof with reasonable diligence.

                  (d) Receipt of Payments. If Lender receives any payment or distribution in respect of the Subordinated Indebtedness at a time when such payment or distribution is prohibited hereunder, Lender shall hold such payment or distribution in trust for the benefit of the holders of the Senior Indebtedness and forthwith shall pay the same to such holders to the extent necessary to pay the Senior Indebtedness in full (after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness). To the extent of any amounts so paid to holders of the Senior Indebtedness by or on behalf of Lender, Lender will be subrogated to the rights of such holders of the Senior Indebtedness; provided, however, that Lender may not enforce such subrogation rights until the Senior Indebtedness have been fully and finally paid.

                  (e) Non-Interference by Lender. Until such time as Lender is permitted to take any action pursuant to Section 7(c), Lender shall not institute any proceeding or take any action against or affecting the holders of the Senior Indebtedness which, directly or indirectly, would interfere with or delay the exercise of such holders' rights and remedies under or in respect of the Company Note Purchase and Guarantee Agreement or the Company Credit Agreement, as the case may be.

         8. Voting of Claims in Bankruptcy, Etc. If Lender is deemed to be a creditor of Borrower in any Proceeding (i) Lender hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against Borrower without the prior written consent of the Required Holders and the Required Lenders (except that Lender may file a proof of claim


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in respect of the Subordinated Indebtedness without such consent), (ii) the holders of the Senior Indebtedness may vote (pursuant to the instructions of the Required Lenders and the Required Holders) in any such Proceeding any and all claims of Lender, and Lender hereby appoints the holders of the Senior Indebtedness as its agent, and grants to the holders of the Senior Indebtedness an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions (pursuant to the instructions of the Required Lenders and the Required Holders) available to Lender in connection with any case by or against Borrower in any Proceeding, including without limitation, the right to file and/or prosecute any claims, to vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code and making any bid on any sale of assets pursuant to Section 363 or otherwise; provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, the holders of the Senior Indebtedness may vote on behalf of Lender only if the proposed plan would result in the holders of the Senior Indebtedness being "impaired" (as such term is defined in the United States Bankruptcy Code) and
(ii) Lender shall not challenge the validity or amount of any claim submitted in such Proceeding by the holders of the Senior Indebtedness in good faith or take any other action in such Proceeding, which is adverse to the Senior Indebtedness holders' enforcement of their claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code).

         9. No Modifications of Loan Documents; No Modification of Merger Agreement by Borrower. Borrower and Lender each agree that, until the principal of, interest on and all other amounts payable under the Senior Indebtedness has been paid in full, it will not, without the prior written consent of each of (i) the Required Lenders (as that term is defined in the Company Credit Agreement) and (ii) the Required Holders (as that term is defined in the Company Note Purchase and Guarantee Agreement), (a) amend, modify, increase, extend, renew or replace the Loan Documents or (b) assign any interest in the Subordinated Indebtedness unless the Assignee is an Affiliate (as defined in the Company Credit Agreement) of Lender and agrees in writing to be bound by the provisions of Section 7 hereof. Any amendment of the Loan Documents or assignment of the Lender's interest in the Subordinated Indebtedness without the consent of the holders of the Senior Indebtedness as required hereunder shall be void ab initio and of no effect whatsoever. Borrower agrees that it will not amend the Merger Agreement or enter into any agreement to terminate or which could result in the termination of the Merger Agreement without the consent of the Required Lenders and Required Holders.

         10. Third Party Beneficiaries. Borrower and Lender each agree that the holders of the Senior Indebtedness are, and shall have the rights conferred upon them hereunder as, intended third party beneficiaries of this Agreement (including without limitation, Sections 7, 8 and 9 hereof) and such holders shall be entitled to enforce this Agreement directly against the parties hereto. Borrower and Lender each agree that the holders of the Senior Indebtedness are relying on the rights conferred upon them hereby in consideration for the granting by the holders of the Senior Indebtedness of a waiver and/or a forbearance under each of the Company Credit Agreement and the Company Note Purchase and Guarantee Agreement to permit Borrower to incur the Subordinated Indebtedness hereunder and/or to address certain other matters.

         11. Lender consents to any lawful action taken by or on behalf of the holders of the

Senior Indebtedness in the exercise of their rights and remedies under the documents delivered in connection with the Senior Indebtedness and agrees that it shall not have any right to contest any such action or assert any defenses or claims in connection therewith. Lender shall not contest or challenge the validity, perfection, priority or enforceability of any lien or security interest granted to the holders or on behalf of the holders of the Senior Indebtedness.

         12. Miscellaneous.

                  (a) Performance by Lender. If Borrower shall default in the payment, performance or observance of any covenant, term or condition of this Agreement, Lender may, at its option, pay, perform or observe the same and all payments made or costs or expenses incurred by Lender in connection therewith, with interest thereon at the default rate provided in the Note, shall be immediately repaid to Lender by Borrower.

                  (b) Successors and Assigns. All covenants and agreements contained in this Agreement by or on behalf of Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective successors-in-title and assigns.

                  (c) Costs and Expenses. Borrower shall pay any and all costs and expenses incurred in connection with the making, administration, servicing and collection of the Loan, promptly upon demand of Lender.

                  (d) Severability. If any provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall not be affected and shall be enforced to the greatest extent permitted by law.

                  (e) Notices. Any notices permitted or required to be made hereunder shall be made in accordance with Section 8.5 of the Merger Agreement. Any notices permitted or required to be made hereunder to holders of the Senior Indebtedness shall be made in accordance with
         Section 8.5 of the Merger Agreement to:

                     Citibank, N.A., as agent under the Company Credit Agreement 390 Greenwich Street
                     New York, New York 10013
                     Attn: Harry Vlandis
                     Telephone: (212) 816-7501
                     Facsimile: (212) 816 7738

                     Noteholders under the Company Note Purchase and Guarantee Agreement, in accordance with Section 18 thereof.

                  (f) Miscellaneous. This Agreement shall be construed and enforced under the laws of the State of Delaware. No amendment or modification hereof shall be effective except in a writing executed by the parties hereto.

              [The remainder of this page intentionally left blank.
                       Signatures on following page(s).]




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




         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                           BORROWER:        RESORTQUEST INTERNATIONAL, INC.

                                            By: /s/ David Selberg
                                                --------------------------------
                                            Title: Vice President
                                                   -----------------------------


                           LENDER:          GAYLORD ENTERTAINMENT COMPANY

                                            By: /s/ David C. Kloeppel
                                                --------------------------------
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
                                                   -----------------------------

                                                                    EXHIBIT 1(a)
                                  SUBORDINATED
                             MASTER PROMISSORY NOTE


$15,000,000.00                                                 September 8, 2003


         FOR VALUE RECEIVED, on or before the Maturity Date (as defined in the hereinafter described Loan Agreement), the undersigned, RESORTQUEST INTERNATIONAL, INC., a Delaware corporation ("Maker"), promises to pay to the order of Gaylord Entertainment Company ("Payee"; Payee and any subsequent holder[s] hereof are sometimes herein referred to individually and collectively as "Holder"), the principal sum of FIFTEEN MILLION AND NO/100THS DOLLARS ($15,000,000.00) or, if less, the aggregate unpaid principal amount of all sums advanced here against pursuant to that certain Subordinated Loan and Reimbursement Agreement dated September 8, 2003, by and among Maker and Payee (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used but not defined herein shall have the meanings assigned thereto in the Loan Agreement), together with interest on the aggregate unpaid principal balance outstanding from time to time at the rate of ten and one-half percent (10.5%) per annum (computed on the basis of a 360-day year consisting of twelve (12) 30-day months, to the extent permitted by applicable law); provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law (the "Maximum Rate").

         The entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full on the Maturity Date.

         All payments in respect of the indebtedness evidenced hereby shall be made in collected funds, and shall be applied to principal, accrued interest and charges and expenses owing under or in connection with this Note in such order as Holder elects, except that payments shall be applied to accrued interest before principal.

         The obligations and indebtedness of Borrower to Lender represented hereby are subordinate in right of payment to the obligations and indebtedness of Borrower in respect of the Senior Indebtedness. The terms of this Note are subject to the terms of the Loan Agreement, which terms are incorporated herein by reference.

         Any advance by Holder to Maker that is not evidenced by another instrument or agreement between the parties shall be conclusively presumed to have been made hereunder when such advance is made in accordance with the written instructions of Maker. The entire balance of all advances hereunder that may be outstanding from time to time shall constitute a single indebtedness, and no single advance increasing the outstanding balance hereof shall itself be considered a separate loan, but rather an increase in the aggregate outstanding balance of the indebtedness evidenced hereby.

         The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty.

         It is hereby expressly agreed that in the event that any default be made in the payment of principal or interest when due as stipulated above; or upon the occurrence of an Event of Default (as defined in the Loan Agreement); then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder or under any other instrument or document now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and, subject to the provisions of Section 7 of the Loan Agreement, may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any Event of Default and the acceleration of the maturity of the indebtedness evidenced hereby, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) fourteen percent (14%) per annum, or (ii) the Maximum Rate, regardless of whether there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default.

         To the extent permitted by applicable law, Maker shall pay to Holder a late charge equal to five percent (5%) of any payment hereunder that is not received by Holder within ten (10) days of the date on which it is due, in order to cover the additional expenses incident to the handling and processing of delinquent payments; provided, however, that no late charge will be imposed on any payment made on time and in full solely by reason of any previously accrued and unpaid late charge; and provided further that nothing in this paragraph shall be deemed to waive any other right or remedy of Holder by reason of Maker's failure to make payments when due hereunder.

         In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any indorsers hereof agree to pay a reasonable attorney's fee, all court and other costs, and the reasonable costs of any other collection efforts.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. Unless otherwise specifically agreed by Holder in writing, the liability of Maker and all other persons now or hereafter liable for payment of the indebtedness evidenced hereby, or any portion thereof, shall not be affected by
(1) any renewal hereof or other extension of the time for payment of the indebtedness evidenced hereby or any amount due in respect thereof, or (2) the release of or resort to any person now or hereafter liable for payment of the indebtedness evidenced hereby or any portion thereof. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the interest and loan charges agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. If for any reason whatsoever the interest or loan charges paid or contracted to be paid in respect of the indebtedness evidenced hereby shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then, ipso facto, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by Holder that exceed such maximum amounts shall be applied to the reduction of the principal balance remaining unpaid hereunder and/or refunded to Maker so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced hereby exceed the maximum amounts permitted from time to time by applicable law. This provision shall control every other provision in any and all other agreements and instruments now existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

         This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Delaware, except to the extent that Federal law may govern the Maximum Rate.

         As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm or entity is a maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officer as of the date first above written.


                                       MAKER:

                                       RESORTQUEST INTERNATIONAL, INC.

                                       By:
                                           ------------------------------------
                                          Title:
                                                 ------------------------------

                                                                 EXHIBIT 2(a)(i)

                          [FORM OF NOTICE OF BORROWING]

                                     [Date]



Gaylord Entertainment Company
One Gaylord Drive
Nashville TN 37214
Attn: David C. Kloeppel
Facsimile No. (615) 316-6105

Ladies and Gentlemen:

         Pursuant to that certain Subordinated Loan and Reimbursement Agreement dated September 8, 2003, among ResortQuest International, Inc., a Delaware corporation (the "Borrower") and Gaylord Entertainment Company (the "Lender") (as the same heretofore may have been and/or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used but not defined herein shall have the meanings assigned thereto in the Loan Agreement), notice is hereby given of Borrower's request to borrow on [____________, 200__] from Lender under the Loan Agreement a loan in the amount of $____________, to be deposited in Borrower's account #__________________ maintained with ________________________.

         The undersigned officer of Borrower hereby certifies that on and as of the date of this Notice that after giving effect to the above described advance, the sum of the aggregate outstanding amount of the Loan will be $_____________________.

         The undersigned officer of Borrower hereby further certifies that (1) the foregoing advance is permitted by, complies with all requirements of and will not violate any provisions of the Loan Agreement, and (2) all of the conditions of the Loan Agreement to the making of the foregoing advance have been satisfied.

         The undersigned officer of Borrower hereby affirms that the representations and warranties in Section 4 of the Loan Agreement remain true and correct on and as of the date hereof.


                                       RESORTQUEST INTERNATIONAL, INC.


                                       By:
                                           ------------------------------------
                                           Title:
                                                  -----------------------------